PRESS RELEASE

FOR IMMEDIATE RELEASE

CONTACT:

James J. Stebor
President and Chief Executive Officer
First Federal Bancshares, Inc.
(309) 776-3225



                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
                        ANNOUNCES DATE OF ANNUAL MEETING
                        --------------------------------

      Colchester,  Illinois -- January 19, 2005. First Federal Bancshares,  Inc.
(Nasdaq-FFBI),   announced  today  that  the  corporation's  annual  meeting  of stockholders will be held on Tuesday, May 24, 2005.

      First Federal Bancshares, Inc. is the holding company for First Federal Bank and is headquartered in Colchester, Illinois, which operates eight offices located in west central Illinois and northeast Missouri.